Exhibit 10.4.2

AMENDMENT NO. 1 TO BOARD MEMBERSHIP AGREEMENT

THIS AMENDMENT NO. 1 TO BOARD MEMBERSHIP AGREEMENT, dated as of March 10, 2008 (this “Amendment”), is by and among PAETEC Holding Corp. (the “Company”), each person listed in the signature pages hereof under the heading “Fidelity Stockholders” (collectively, the “Fidelity Stockholders”) and each person listed on the signature pages hereof under the heading “Wayzata Stockholders” (collectively, the “Wayzata Stockholders”).

WHEREAS, the parties have entered into that certain Board Membership Agreement, dated as of February 8, 2008 (the “Agreement”); and

WHEREAS the parties desire to amend the Agreement as hereinafter provided to modify the date by which the Wayzata Stockholders must make an initial designation of an individual for appointment or for nomination to the Board of Directors of the Company to avoid the expiration of such right;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of Definitions. Clause (c) of the definition of “Wayzata Board Membership Period” in Section 1.1 is hereby deleted in its entirety and replaced with the following:

“(c) May 8, 2008, but only if the Wayzata Stockholders shall not have made an initial designation pursuant to Section 2.1 on or before May 8, 2008.”

2. Effectiveness. This Amendment shall be effective as of the date hereof. From and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and provisions of the Agreement shall remain unchanged.

3. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

4. Governing Law; Consent to Jurisdiction. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to principles of conflicts of law.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PAETEC HOLDING CORP.

By:	/s/ Arunas A. Chesonis
Name:	Arunas A. Chesonis
Title:	Chairman, CEO and President

FIDELITY STOCKHOLDERS:

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

COMMONWEALTH OF MASSACHUSETTS PENSION RESERVES INVESTMENT MANAGEMENT BOARD

By:	Fidelity Management Trust Company, as
Investment Manager, under Power of Attorney

By:	/s/ Geoffrey W. Johnson
Name:	Geoffrey W. Johnson
Title:	Vice President

PENSION INVESTMENT COMMITTEE OF GENERAL MOTORS FOR GENERAL MOTORS EMPLOYEES DOMESTIC GROUP PENSION TRUST

By:	Fidelity Management Trust Company, as
Investment Manager, under Power of Attorney

By:	/s/ Geoffrey W. Johnson
Name:	Geoffrey W. Johnson
Title:	Vice President

FIDELITY SECURITIES FUND: FIDELITY LEVERAGED COMPANY STOCK FUND

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistance Treasurer

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistance Treasurer

WAYZATA STOCKHOLDERS:

WAYLAND DISTRESSED OPPORTUNITIES FUND I-B, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory

WAYLAND DISTRESSED OPPORTUNITIES FUND I-C, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory

WAYZATA OPPORTUNITIES FUND, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory

WAYZATA OPPORTUNITIES FUND OFFSHORE, L.P.

By:	Wayzata Offshore GP, LLC, its General Partner

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory

WAYZATA RECOVERY FUND, LLC

By:	Wayzata Investment Partners LLC, its Manager

By:	/s/ John D. McEvoy
Name:	John D. McEvoy
Title:	Authorized Signatory